Other Benefit Plans	12 Months Ended
Dec. 31, 2016
Defined Contribution Pension And Other Postretirement Plans Disclosure Abstract
Other Benefit Plans
(16)	Other Benefit Plans

(a)	401(k) Plan

The Bank has a 401(k) plan that covers substantially all full-time employees. The Plan allows employees to contribute a portion of their salaries and wages to the Plan. The Plan provides for the Bank to match a portion of employee-elected salary deferrals, subject to certain percentage maximums of their salaries and wages. The Bank’s contribution to the Plan was $362,000, $321,000, and $216,000 for the years ending December 31, 2016, 2015, and 2014, respectively.

(b)	Defined-Contribution Plan

The Bank has a funded contributory defined-contribution plan covering substantially all employees. The Bank did not contribute to the Plan in 2016, 2015, or 2014.

(c)	Deferred Compensation Plans

The Bank has an executive deferred compensation plan, which allows executive officers to defer compensation for a specified period in order to provide future retirement income. The only participant in the Plan is a former executive officer. The Bank accrued a liability for the Plan of approximately $143,000 at December 31, 2016 and $160,000 at December 31, 2015. The expense related to the Plan was $6,000 in 2016, $9,000 in 2015, and $6,000 in 2014.

The Bank also has a directors’ deferred compensation plan, which allows directors to defer receipt of fees for a specified period in order to provide future retirement income. At December 31, 2016 and 2015, the Bank accrued a liability of approximately $606,000 and $523,000, respectively, for this Plan. The expense related to the Plan was $21,000 in 2016, $17,000 in 2015, and $16,000 in 2014.

(d)	Salary Continuation Agreement

The Bank maintains a Salary Continuation Agreement (“Agreement”) for a former executive officer. The Agreement provides the former executive officer with a fixed annual benefit. The benefit is payable beginning at age 65 for a period of 15 years. At December 31, 2016 and 2015, the Bank accrued a liability of approximately $254,000 and $237,000, respectively, for the Agreement. The expense related to the Agreement was $17,000 for 2016, $16,000 for 2015, and $15,000 for 2014.

The Bank is the owner and beneficiary of an insurance policy on the life of the participating former executive officer, which supports the funding of the benefit obligation. The aggregate cash surrender value of this policy was approximately $1,284,000 and $1,253,000 at December 31, 2016 and 2015, respectively.

(e)	Split Dollar Life Insurance Arrangements

At December 31, 2016 and 2015, the Bank had Split Dollar Life Insurance arrangements with two former executives for which the aggregate collateral assignment and cash surrender values are approximately $1,801,000 and $1,806,000, respectively. Mid Penn also acquired Phoenix’s Split Dollar Life Insurance arrangements in 2015 on select employees, which had aggregate cash surrender value of $3,838,000 at December 31, 2016 and $3,749,000 at December 31, 2015.

(f)	Employee Stock Purchase Plan

Mid Penn has an Employee Stock Purchase Plan (“ESPP”) in which all employees are eligible to participate. The Plan allows employees to use a portion of their salaries and wages to purchase common shares of Mid Penn stock at the market value of shares at the end of each calendar quarter.

	2016	2015	2014
ESPP shares purchased	4,465	4,162	3,432
Average purchase price per share	$18.520	$15.865	$15.318